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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          May 23, 1996
                                                 -------------------------------



                           FAMILY RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                   33-14051                    33-0197361
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(State or other jurisdiction       (Commission)                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



18831 Von Karman Avenue, Irvine, California                         92715
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 (Address of principal executive offices)                        (Zip Code)



                                (714) 757-7900
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               Registrant's telephone number, including area code



                                Not Applicable
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         (Former name or former address, if changed since last report)





                               Page 1 of 5 pages
                            Exhibit Index on page 4
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Item 5.  Other Events.
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         On May 23, 1996, Family Restaurants, Inc. (the "Registrant") completed the previously announced sale of all of the outstanding shares of capital stock of FRI-M Corporation, a wholly owned subsidiary of the Registrant, to FRD Acquisition Co. ("FRD"), a wholly owned subsidiary of Flagstar Corporation ("Flagstar"), pursuant to the Stock Purchase Agreement, dated as of March 1, 1996, among the Registrant, Flagstar Companies, Inc., Flagstar and FRD. A copy of the press release announcing the completion of such transaction is attached hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)      Exhibits


                  Exhibit No.              Exhibit
                  -----------              -------
                     99.1                  Press release, dated May 23, 1996





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FAMILY RESTAURANTS, INC.


Date: May 30, 1996                          By:  /s/ ROBERT T. TREBING, JR.
                                                 --------------------------
                                                 Robert T. Trebing, Jr.
                                                 Senior Vice President and
                                                 Chief Financial Officer




                                  Page 3 of 5





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                                 EXHIBIT INDEX



Exhibit No.       Description                           Page No.
- -----------       -----------                           --------
    99.1          Press release, dated May 23, 1996        5



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